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[In black and white, stills of fencers super and dissolve while voice reads:]
CGM Realty Fund. Consistently one of the top performing real estate funds in the country.
[Title slide reading:]CGM REALTY FUND [Supers and dissolves. Voice reads:] Managed by Ken Heebner, the Fund offers the potential for high current income and long-term appreciation.
[Title slide reading:] #2 IN TOTAL RETURN FOR THREE YEARS
54.0%, 30.3%, and 25.9% are the average annual total returns for the one and three year periods ended 9/30/97 and from inception (May 13, 1994) through 9/30/97.[Supers and dissolves while voice reads:]
Returning 54% over the past year and 121% over the past three years.
[A bar chart (in color) comes up on the screen showing the headline:] TOTAL
RETURN
[Over each of two sets of comparative bars are the headlines from left:] ONE YEAR [and] THREE YEAR
[The bars with identifying type are from left to right as follows:]
41.2% Lipper Real Estate Fund Average [one year]
54.0% CGM Realty Fund [one year] 83.6% Lipper Real Estate Fund Average [three year]
121.0% CGM Realty Fund [three year]
[Voiceover continues:] CGM Realty Fund has outperformed the Lipper Real Estate Average for one- and three-year performance.
[Title slide dissolves and new title slide supers and is held that reads:] 1-800-CGM-INFO [in large type and the following disclosure:]
Lipper Analytical Services, Inc., an independent mutual fund rating agency, ranks CGM Realty Fund #2 of 17 real estate funds in total return for three-year performance and #6 of 54 real estate funds in total return for one-year performance for the periods ended 9/30/97. The Fund's adviser is currently absorbing a portion of management fees and expenses. Otherwise the total return would be lower. This information represents past performance which is no guarantee of future results. The investment value of shares will fluctuate and you may have a gain or loss when you sell shares. For a prospectus containing more complete information, including management fee, charges, and expenses, call toll free. (C) 1997 CGM [The previous slide dissolves and the final slide super reading:
CGM REALTY FUND
AMERICA'S #2 REAL ESTATE FUND
FOR THREE-YEAR PERFORMANCE
[Voice reads:] CGM Realty Fund. America's #1 Real Estate Fund for three year performance.
[Commercial ends.]